EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sky Petroleum, Inc. (the “Company”) on Form 10-KSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hilda Kouvelis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 15, 2008	By:	/s/ Hilda Kouvelis Hilda Kouvelis
Chief Financial Officer
Principal Financial and Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Sky Petroleum, Inc. and will be retained by Sky Petroleum, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.